UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

December 8, 2017
Date of Report (date of earliest event reported)

COPART, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-23255	94-2867490
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

14185 Dallas Parkway, Suite 300
Dallas, Texas 75254
(Address of principal executive offices, including zip code)

(972) 391-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
We held our 2017 annual meeting of stockholders on December 8, 2017 (the “Annual Meeting”). Of the 231,152,780 shares of our common stock outstanding as of the record date of October 17, 2017, 214,863,808 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 92.95% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.
Election of Directors. The stockholders elected the following nominees to serve as directors, each to hold office until the Company’s 2018 annual meeting of stockholders or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Willis J. Johnson	184,727,342	16,503,085	542,152	13,091,229
A. Jayson Adair	191,356,590	9,871,413	544,576	13,091,229
Matt Blunt	193,946,737	7,281,137	544,705	13,091,229
Steven D. Cohan	180,783,728	20,445,282	543,569	13,091,229
Daniel J. Englander	192,206,376	9,020,024	546,179	13,091,229
James E. Meeks	184,525,867	16,703,129	543,583	13,091,229
Vincent W. Mitz	179,089,484	22,140,258	542,837	13,091,229
Thomas N. Tryforos	181,749,955	19,475,141	547,483	13,091,229

2.
Advisory Vote on Approval of Executive Compensation. On an advisory (non-binding) basis, the stockholders approved the compensation of our named executive officers for the year ended July 31, 2017 as disclosed in our proxy statement:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
196,419,821	4,461,731	891,027	13,091,229

3.
Advisory Vote on Frequency of Stockholder Advisory Vote on Executive Compensation. On an advisory (non-binding) basis, the stockholders indicated their preference that an advisory vote on executive compensation occur annually:

One Year	Two Years	Three Years	Votes Withheld	Broker Non-Votes
184,488,180	641,825	15,999,995	642,579	13,091,229
Based on the approval of one year as the frequency of a stockholder advisory vote on executive compensation, the Company's board of directors has determined that it will hold an advisory vote on the compensation of Copart's named executed officers annually until the next required vote on the frequency of such a stockholder advisory vote.

4.
Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2018, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
210,043,260	4,282,912	537,636	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:     December 8, 2017                 COPART, INC.

By:	/s/ Gregory R. DePasquale
Gregory R. DePasquale
Senior Vice President, General Counsel and Secretary